EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 11, 2018

to

CREDIT AGREEMENT

Dated as of November 12, 2013

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of September 11, 2018 by and among The Hanover Insurance Group, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Issuing Agent and a Fronting Bank under that certain Credit Agreement dated as of November 12, 2013 by and among the Borrower, the Lenders and the Administrative Agent (as previously amended by the Amendment No. 1, dated as of June 7, 2018, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower proposes to enter into the Agreement for the Sale and Purchase of Shares in the Capital of The Hanover Insurance International Holdings Limited, Chaucer Insurance Company Designated Activity Company Hanover Australia HoldCo Pty Ltd., to be dated on or around September 13, 2018, among the Borrower and China Reinsurance (Group) Corporation, a joint stock limited company incorporated in The People’s Republic of China (the “Sale Agreement”), pursuant to which (i) the Borrower will sell 100% of the Equity Interests held by it of each of The Hanover Insurance International Holdings Limited and Hanover Australia HoldCo Pty Ltd and (ii) The Hanover Insurance Company will sell 100% of the Equity Interests held by it of Chaucer Insurance Company DAC, in each case in exchange for the consideration described in the Sale Agreement;

WHEREAS, the Borrower has requested that the requisite Lenders, the Issuing Agent, the Fronting Banks and the Administrative Agent agree to make certain amendments to the Credit Agreement to facilitate the execution of the Sale Agreement and the dispositions contemplated thereby;

WHEREAS, the Borrower, the Lenders party hereto, the Issuing Agent, the Fronting Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto, the Issuing Agent, the Fronting Banks and the Administrative Agent hereby agree to enter into this Amendment.

1.    Initial Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)    The definition of “Permitted Lien” set forth in Section 1.01 of the Credit Agreement is amended to (1) delete the word “and” at the end of clause (y) thereof, (2) replace the period at the end of clause (z) thereof with “; and” and (3) add the following new clause (aa) therein:

“(aa)    Liens consisting of any agreement to dispose of any Property in a transaction permitted under Section 6.05 hereof.”

(b)    Section 6.05 of the Credit Agreement is hereby amended to (1) delete the word “and” at the end of clause (f) thereof and replace it with a comma, (2) add the word “and” at the end of clause (g) thereof and (3) add the following new clause (h) therein:

“(h) the sale (x) by the Borrower of 100% of the Equity Interests held by it of each of The Hanover Insurance International Holdings Limited and Hanover Australia HoldCo Pty Ltd and (y) the sale by The Hanover Insurance Company of 100% of the Equity Interests held by it of Chaucer Insurance Company DAC, in each case pursuant to the Agreement for the Sale and Purchase of Shares in the Capital of The Hanover Insurance International Holdings Limited, Chaucer Insurance Company Designated Activity Company Hanover Australia HoldCo Pty Ltd., to be dated on or around September 13, 2018, among the Borrower and China Reinsurance (Group) Corporation, a joint stock limited company incorporated in The People’s Republic of China”

2.    Springing Amendments. Effective as of the Springing Amendments Effective Date, the parties hereto agree that the Credit Agreement shall be further amended, automatically and without any further action by the parties hereto, as follows:

(a)    The definition of “CSL” set forth in Section 1.01 of the Credit Agreement shall be deleted in its entirety.

(b)    The definition of “Material Insurance Subsidiary” set forth in Section 1.01 of the Credit Agreement shall be amended to replace the comma after the word “CIC” with the word “and” and to delete the words “and CSL”.

3.    Conditions of Effectiveness of Initial Amendments. The effectiveness of the amendments set forth in Section 1 hereof is subject to the following conditions precedent (the date when all such conditions precedent are satisfied, the “Amendment No. 2 Effective Date”):

(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the Issuing Agent, the Fronting Banks and the Administrative Agent.

(b)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the Sale Agreement and any other legal matters relating to the Borrower, the Loan Documents or the Sale Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that, immediately after giving effect (including giving effect on a pro forma basis) to the amendments set forth in Section 1 hereof, (i) no Default or Event of Default has occurred and is continuing as of the Amendment No. 2 Effective Date and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of the Amendment No. 2 Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

2

(d)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

4.    Conditions of Effectiveness of Springing Amendments. The effectiveness of the amendments set forth in Section 2 hereof is subject to the following conditions precedent (the date when all such conditions precedent are satisfied, the “Springing Amendments Effective Date”):

(a)    The Amendment No. 2 Effective Date shall have occurred; and

(b)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that Completion (as defined in the Sale Agreement) has occurred.

5.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors’ rights generally or general principles of equity.

(b)    Immediately after giving effect (including giving effect on a pro forma basis) to this Amendment, (i) no Default or Event of Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

6.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document.

7.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

3

8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

THE HANOVER INSURANCE GROUP, INC.,
as the Borrower

By:	/s/ Jeffrey M. Farber
Name:	Jeffrey M. Farber
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as a Fronting Bank, as the Issuing Agent and as the Administrative Agent

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Executive Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

LLOYDS BANK PLC, as a Lender

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Manager

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen Hanke
Name:	Karen Hanke
Title:	Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Scott Hennessee
Name:	Scott Hennessee
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Associate

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jaime Minieri
Name:	Jaime Minieri
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Cindy Tse
Name:	Cindy Tse
Title:	Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.